                                                                    EXHIBIT 99.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Leighton J. Stephenson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of P-Com, Inc. on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of P-Com, Inc.


By:  /s/  LEIGHTON J. STEPHENSON
    -----------------------------
    Name: Leighton J. Stephenson
    Title: Chief Financial Officer
    and Vice President, Finance and
    Administration (Principal
    Financial Officer)